                                                                                                                 EXHIBIT 99.5
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report

-----------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                                                                 ACCRUAL BASIS
-----------------------------------------------------------------

-----------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                               02/13/95, RWD, 2/96
-----------------------------------------------------------------

-----------------------------------------------------------------
JUDGE: BARBARA J. HOUSER                                                                                 AMENDED
-----------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT

                                               NORTHERN DISTRICT OF TEXAS

                                                     SIXTH DIVISION

                                           MONTHLY OPERATING REPORT - AMENDED

                                            MONTH ENDING: JANUARY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                                      CHIEF FINANCIAL OFFICER
-------------------------------------------------                   ---------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                 TITLE

DREW KEITH                                                                             3/20/01
-------------------------------------------------                   ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                 AMENDED AS OF DATE

PREPARER:

/s/ KEVIN K. CRAIG                                                  CONTROLLER, KITTY HAWK INC.
-------------------------------------------------                   ---------------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                                          TITLE

KEVIN K. CRAIG                                                                         3/20/01
-------------------------------------------------                   ---------------------------------------------
PRINTED NAME OF PREPARER                                                          AMENDED AS OF DATE


-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Monthly Operating Report

-----------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                                     ACCRUAL BASIS-1
-----------------------------------------------------------------

-----------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                                02/13/95, RWD, 2/96
-----------------------------------------------------------------
                                                                                             AMENDED

-----------------------------------------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                MONTH                 MONTH                MONTH
                                                              -----------------------------------------------------------------
ASSETS                                             AMOUNT              JANUARY, 2001
-------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED CASH                                                   $9,035
-------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                                         $0
-------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                                       $0                 $9,035                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)               $41,314,895            $30,272,852
-------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                               $0
-------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                                                        $0
-------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                            $35,445                     $0
-------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                    $102,257,281            $33,328,712
-------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                   $143,607,621            $63,610,599                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT              $2,455,211             $4,677,221
-------------------------------------------------------------------------------------------------------------------------------
11.       LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                        $2,498,915
-------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT &
          EQUIPMENT                                $2,455,211             $2,178,306                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                       $0                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
14.       OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                              $0                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                                                     $0                    $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                           $146,062,832            $65,788,905                    $0                   $0
===============================================================================================================================
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                                  $715,609
-------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                     $838,121
-------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                           $0
-------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                                       $0
-------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                            $0
-------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                            ($2,226,007)
-------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                      ($672,277)                   $0                   $0
===============================================================================================================================
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
24.       SECURED DEBT                                                            $0
-------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                              $496,687                     $0
-------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                          $78,864,376             $5,091,940
-------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                             $5,272,081
-------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES           $79,361,063            $10,364,021                    $0                   $0
===============================================================================================================================
29.       TOTAL LIABILITIES                       $79,361,063             $9,691,744                    $0                   $0
===============================================================================================================================
EQUITY
-------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                     $61,869,075
-------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                               ($5,771,914)
-------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                                     $0            $56,097,161                    $0                   $0
===============================================================================================================================
34.       TOTAL LIABILITIES &
          OWNERS' EQUITY                          $79,361,063            $65,788,905                    $0                   $0
===============================================================================================================================
                                                                                  $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                                                       Monthly Operating Report

-----------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                       ACCRUAL BASIS-2 AMENDED
-----------------------------------------------------------------

-----------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                          02/13/95, RWD, 2/96
-----------------------------------------------------------------

-----------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    MONTH                MONTH            MONTH            QUARTER
                                              --------------------------------------------------------
REVENUES                                        JANUARY, 2001                                               TOTAL
---------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                            $14,012,208                                            $14,012,208
---------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                          $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                               $14,012,208                    $0         $0           $14,012,208
---------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                           $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                       $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                    $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                           $0                                                     $0
=====================================================================================================================
8.      GROSS PROFIT                              $14,012,208                    $0         $0           $14,012,208
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION                $26,667                                                $26,667
---------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                            $5,356                                                 $5,356
---------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                   $1,863,762                                             $1,863,762
---------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                 $284,483                                               $284,483
---------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                       $13,268,337                                            $13,268,337
---------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                  $15,448,605                    $0         $0           $15,448,605
=====================================================================================================================
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                          ($1,436,397)                   $0         $0           ($1,436,397)
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                   $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                  $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                             $194,856                                               $194,856
---------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                      $50,786                                                $50,786
---------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                       $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                  $245,642                    $0         $0              $245,642
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                  $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                  $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                $0                                                     $0
---------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                      $0                                                     $0
=====================================================================================================================
27.     INCOME TAX                                  ($672,819)                                             ($672,819)
=====================================================================================================================
28.     NET PROFIT (LOSS)                         ($1,009,220)                    $0        $0           ($1,009,220)
=====================================================================================================================

=====================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Monthly Operating Report

-----------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                               ACCRUAL BASIS-3
-----------------------------------------------------------------

-----------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                                     02/13/95, RWD, 2/96
-----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                  MONTH                  MONTH               QUARTER
                                             -------------------------------------------------------------------
DISBURSEMENTS                                   JANUARY, 2001                                                          TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                       $6,500                                                              $6,500
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                          $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                         $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                               $11,033,780                                                         $11,033,780
----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                   $11,033,780                      $0                  $0             $11,033,780
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)                      $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                      $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                       ($11,031,245)                                                       ($11,031,245)
----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS              ($11,031,245)                      $0                 $0            ($11,031,245)
==================================================================================================================================
10.    TOTAL RECEIPTS                                  $2,535                       $0                 $0                  $2,535
==================================================================================================================================
11.    TOTAL CASH AVAILABLE                            $9,035                       $0                 $0                  $9,035
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                                                                                             $0
----------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                                                                                      $0
----------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                                                                                           $0
----------------------------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES                                                                                               $0
----------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                                                                                               $0
----------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                                                                                               $0
----------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                                                                                     $0
----------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                                                                                        $0
----------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                                                                                           $0
----------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                                                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                                                                                $0
----------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                                                                                             $0
----------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                                                                                     $0
----------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                       $0                      $0                  $0                      $0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                                                                                       $0
----------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                                                                                       $0
----------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                                                                                     $0
----------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                       $0                      $0                  $0                      $0
==================================================================================================================================
31.    TOTAL DISBURSEMENTS                                 $0                      $0                  $0                      $0
==================================================================================================================================
32.    NET CASH FLOW                                   $2,535                      $0                  $0                  $2,535
----------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                             $9,035                      $0                  $0                  $9,035
----------------------------------------------------------------------------------------------------------------------------------
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

----------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                      ACCRUAL BASIS-4
----------------------------------------------------------

----------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                            02/13/95, RWD, 2/96
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE               MONTH             MONTH                MONTH
                                                                  ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT            JANUARY, 2001
------------------------------------------------------------------------------------------------------------------------
1.      0-30                                  $21,518,319            $20,470,017
------------------------------------------------------------------------------------------------------------------------
2.      31-60                                 $14,127,296             $2,096,931
------------------------------------------------------------------------------------------------------------------------
3.      61-90                                  $2,070,404               $350,638
------------------------------------------------------------------------------------------------------------------------
4.      91+                                    $3,598,876             $6,799,894
========================================================================================================================
5.      TOTAL ACCOUNTS RECEIVABLE             $41,314,895            $29,717,480                 $0                  $0
------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE
========================================================================================================================
7.      ACCOUNTS RECEIVABLE (NET)             $41,314,895            $29,717,480                 $0                  $0
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                         MONTH: JANUARY, 2001
                                                                                        --------------------------------
------------------------------------------------------------------------------------------------------------------------
                                     0-30           31-60                  61-90              91+
TAXES PAYABLE                        DAYS            DAYS                   DAYS             DAYS              TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                    $838,121                                                                    $838,121
------------------------------------------------------------------------------------------------------------------------
2.      STATE                                                                                                        $0
------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                                                                                        $0
------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                                                                                          $0
========================================================================================================================
5.      TOTAL TAXES PAYABLE        $838,121            $0                     $0                               $838,121
========================================================================================================================

========================================================================================================================
6.      ACCOUNTS PAYABLE           $448,097       $32,121                 $5,221           $190,170            $715,609
========================================================================================================================

--------------------------------------------

STATUS OF POSTPETITION TAXES                                                     MONTH: JANUARY, 2001
                                                                                        --------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING                AMOUNT                                ENDING
                                                   TAX                WITHHELD AND/        AMOUNT                TAX
FEDERAL                                        LIABILITY*              OR ACCRUED           PAID              LIABILITY
------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                  $0                   $534               $534                  $0
------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                   $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                         $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                      $825,105               $838,121           $825,105            $838,121
========================================================================================================================
7.      TOTAL FEDERAL TAXES                      $825,105               $838,655           $825,639            $838,121
========================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                    $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
9.      SALES                                          $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                         $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                   $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                  $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                              $0                                                            $0
------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                            $0                                                            $0
========================================================================================================================
15.     TOTAL STATE & LOCAL                            $0                     $0                 $0                  $0
========================================================================================================================
16.     TOTAL TAXES                              $825,105               $838,655           $825,639            $838,121
========================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

-----------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                      ACCRUAL BASIS-5
-----------------------------------------------------------------

-----------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                            02/13/95, RWD, 2/96
-----------------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH: JANUARY, 2001
-----------------------------------------------                  ------------------------------------------------------
BANK RECONCILIATIONS
                                                   Account #1           Account #2           Account #3
-----------------------------------------------------------------------------------------------------------------------
A.          BANK:                             Bank One
--------------------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                           1559691298                                             TOTAL
--------------------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                   Operations Account
-----------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                            $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                          $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                           $2,535                                                $2,535
-----------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                       $2,535                $0                   $0         $2,535
-----------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------
                                                 DATE OF                  TYPE OF            PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE               INSTRUMENT             PRICE          VALUE
-----------------------------------------------------------------------------------------------------------------------
7.      N/A
-----------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                            $0             $0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
CASH

-----------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                        $6,500
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

13.     TOTAL CASH - END OF MONTH                                                                               $9,035
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                           Monthly Operating Report

-----------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                                      ACCRUAL BASIS-6
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                              02/13/95, RWD, 2/96
-----------------------------------------------

                                                                                           MONTH: JANUARY, 2001

-----------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------
                                      INSIDERS
-------------------------------------------------------------------------------------
                                      TYPE OF                 AMOUNT      TOTAL PAID
              NAME                    PAYMENT                  PAID         TO DATE
-------------------------------------------------------------------------------------
1.   Toby Skaar                     Salary                    $26,667       $124,832
-------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                              $26,667       $124,832
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                              TOTAL
                                    ORDER AUTHORIZING         AMOUNT          AMOUNT         TOTAL PAID         INCURRED
              NAME                       PAYMENT             APPROVED          PAID            TO DATE         & UNPAID *
--------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC.
     MOR - CASE# 00-42141-BJH-11
--------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                               0             $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                            SCHEDULED        AMOUNTS
                                                             MONTHLY           PAID            TOTAL
                                                            PAYMENTS          DURING          UNPAID
              NAME OF CREDITOR                                 DUE             MONTH       POSTPETITION
--------------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County            $183,476       $184,600                 $0
--------------------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL                     $25,508        $25,508                 $0
--------------------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                            $27,792        $29,163                 $0
--------------------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                                $39,562        $34,022                 $0
--------------------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                                $11,550        $11,200                 $0
--------------------------------------------------------------------------------------------------------
6.   TOTAL                                                   $287,889       $284,493                 $0
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                       Monthly Operating Report

------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                 ACCRUAL BASIS-7
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                          02/13/95, RWD, 2/96
------------------------------------------

                                                                MONTH: JANUARY, 2001
                                                                       ------------------------------------

-----------------------------------------------
QUESTIONNAIRE

-----------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
-----------------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                               X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                 X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                          X
       LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                         X
       THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                               X
       DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                             X
       PAST DUE?
-----------------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               X
-----------------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     X
-----------------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                 X
       DELINQUENT?
-----------------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                X
       REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
-----------------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                         X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                         X
-----------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------
            TYPE OF                                                                     PAYMENT AMOUNT
             POLICY                        CARRIER            PERIOD COVERED             & FREQUENCY
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC.
       MOR - CASE # 00-42141-BJH-11
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------


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

------------------------------------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                                                       FOOTNOTES SUPPLEMENT
------------------------------------------------------------------------

------------------------------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                           ACCRUAL BASIS
------------------------------------------------------------------------

                                                                 MONTH:                 JANUARY, 2001
                                                                        ------------------------------------------------------
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
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   ACCRUAL BASIS               LINE
    FORM NUMBER               NUMBER                                 FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        1,2                  General       Comparative Balance Sheet and Income Statements are amended for further information
------------------------------------------------------------------------------------------------------------------------------
                                             discovered in preparation for annual audit subsequent to original filing date of
------------------------------------------------------------------------------------------------------------------------------
                                             February 20, 2001
------------------------------------------------------------------------------------------------------------------------------
          6                                All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------------------
                                             Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------------------
                                             Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          7                                All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------------------
                                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------------------
                                             400-42141.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          3                       3        The current general ledger system is not able to provide a detail of
------------------------------------------------------------------------------------------------------------------------------
                                             customer cash receipts segregated by prepetition accounts receivable
------------------------------------------------------------------------------------------------------------------------------
                                             and post petition accounts receivable. Therefore, cash receipts
------------------------------------------------------------------------------------------------------------------------------
                                             is provided in total for the month.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          3                       8        All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------------------------------
                                             each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------------------------------
                                             #400-42141).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          3                      31        All disbursements (either by wire transfer or check), including payroll are
------------------------------------------------------------------------------------------------------------------------------
                                             disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------------------------
                                             account.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          4                       6        All assessment of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------------------------
                                             at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------------------------------
                                             are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------------------------------
                                             as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------

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          4                       7        The A/R aging does not reconcile to the general ledger due to historical
------------------------------------------------------------------------------------------------------------------------------
                                             system problems.  In addition, A/R aging is for Trade A/R only.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          4                       6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
------------------------------------------------------------------------------------------------------------------------------
                                             transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
------------------------------------------------------------------------------------------------------------------------------
                                             aging and invoices on Kitty Hawk Cargo Aging. Company is working on
------------------------------------------------------------------------------------------------------------------------------
                                             clearing these items.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          4                       1        Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
------------------------------------------------------------------------------------------------------------------------------
                                             Aircargo's payroll (case #00-42142-BJH-11)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          6                   Insiders     Payments to insiders include a portion of the Court approved retention
------------------------------------------------------------------------------------------------------------------------------
                                             payments in the month of January.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11


Details of Other Items                                                                   JANUARY, 2001
----------------------                                                                   -------------
ACCRUAL BASIS-1

8.    OTHER (ATTACH  LIST)                                                                $ 33,328,712 Reported
                                                                    -----------------------------------
           Net of all I/C Accts Receivable/Payable                                          35,088,498
           Intangibles - Other                                                                 154,458
           Deposits                                                                             85,756
                                                                    -----------------------------------
                                                                                            33,328,712 Detail
                                                                    -----------------------------------
                                                                                                     - Difference
                                                                    -----------------------------------


22.   OTHER (ATTACH LIST)                                                                 $ (2,226,007) Reported
                                                                     -----------------------------------
           Accrued Liabilities                                                               1,626,405
           Accrued Salaries & PR Taxes                                                             111
           Less: FET Taxes Payable (Line 18)                                                  (838,121)
           Post-petition Fed Inc Tax                                                        (3,014,402)
                                                                    -----------------------------------
              *** FET recorded in Taxes Payable                                             (2,226,007) Detail
                                                                    -----------------------------------
                                                                                                     - Difference
                                                                    -----------------------------------


27.   OTHER (ATTACH LIST)                                                                  $ 5,272,081 Reported
                                                                    -----------------------------------
           Pre-petition Fed Inc Tax                                                          4,022,982
           Pre-petition Deposits                                                               479,840
           Pre-petition Taxes Other                                                                  -
           Pre-petition Accrued Liabilities                                                    769,259

                                                                    -----------------------------------
                                                                                             5,272,081 Detail
                                                                    -----------------------------------
                                                                                                     - Difference
                                                                    -----------------------------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                                  $13,268,337 Reported
                                                                    -----------------------------------
             Aircraft Costs                                                                  1,918,104
             I/C Aircraft Costs (KHA)                                                        5,466,174
             KHC Ground Handling (Operations Payroll)                                          874,628
             Outstation Ground Handling                                                      1,272,168
             Trucking Costs                                                                    398,364
             Fuel                                                                            3,177,782
             Contract Labor                                                                     10,979
             Other                                                                             150,138

                                                                    -----------------------------------
                                                                                            13,268,337 Detail
                                                                    -----------------------------------
                                                                                                     - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH  LIST)                                                                 (11,031,245) Reported
                                                                    -----------------------------------
           Transfer to Inc - all money sweeps                                              (11,031,245) Detail
                                                                    -----------------------------------
              to KH Inc. Case #400-42141                                                             - Difference
                                                                    -----------------------------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                                                    1,663,226 Reported
                                                                    -----------------------------------
           FET (720) 12/01-15/00 Pd 1/9                                                        417,277
           FET (720) 12/15-31/00 Pd 1/24                                                       407,828
           FET (720) 1/01-31/01                                                                838,121


                                                                    -----------------------------------
                                                                                             1,663,226 Detail
                                                                    -----------------------------------
                                                                                                     -
                                                                    -----------------------------------